UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

OnKure Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40315	47-2309515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6707 Winchester Circle, #400
Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 720 307-2892

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OKUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 10, 2024, OnKure Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary safety, tolerability, and pharmacokinetic data from its first-in-human PIKture-01 trial of OKI-219. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 10, 2024, the Company also posted a presentation to its Investor Relations website (https://investors.onkuretherapeutics.com). A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 10, 2024, the Company announced preliminary safety, tolerability, and pharmacokinetic (“PK”) data from its first-in-human PIKture-01 trial of OKI-219. OKI-219 was well tolerated across all dose levels with no hyperglycemia, and only grade 1 treatment-related adverse events (“TRAEs”) were reported. No dose interruptions, delays, reductions, or discontinuations were reported for any adverse events. OKI-219 dosed at 900 mg twice daily shows steady-state exposure levels with near-continuous coverage of the in vivoEC 80 for pAKT inhibition. These data support initiation of Part 1b of PIKture-01 evaluating OKI-219 in combination with fulvestrant, and the first patients have been dosed. The Company expects to provide additional single agent data and initial combination data with fulvestrant in the second half of 2025. In addition, the Company announced new pre-clinical data that show OKI-219’s synergistic activity, inducing regressions, in combination with SERD + CDK4/6 inhibitors.

Preliminary Safety Data (Data cutoff date for announcement: October 28, 2024)

Patients have been treated with OKI-219 at three dose levels as a single agent: 300 mg BID, 600 mg BID, and 900 mg BID. Across all three levels, a total of 17 patients have been dosed, including 11 patients with HER2- breast cancer, two with HR+/HER2+ breast cancer, two with colorectal cancer, one with triple negative breast cancer and one with squamous cell carcinoma in the single-agent dose escalation. OKI-219 has been generally well tolerated, with no dose-limiting toxicities, dose interruptions, or dose reductions required. The most common TRAEs were Grade 1 diarrhea (N=4), Grade 1 nausea (N=2) and Grade 1 pruritus (N=2).

Pharmacokinetic and Selectivity Profile

OKI-219 has shown favorable PK data that support pharmacologically relevant exposures, even at the lowest assessed dose levels, with a safety profile that suggests little or no inhibition of wild-type PI3Kα. At steady state, the exposures of OKI-219 exceed exposures associated with robust antitumor activity in preclinical models.

Steady-State OKI-219 Concentrations
(Day 15)
OKI-219 Plasma Concentration (µg/mL)
10.0
1.0
0.1
900 mg
(n=4)
EC80
600 mg
(n=4)
300 mg
(n=3)
Values are geometric means with 90% CI; 12 hr point based on Day 15 pre-dose
0
2
4
6
8
10
12
Time (hr)

There are 13 patients who have received a ≥600 mg dose twice a day that remain in the study. In addition, two patients with HR+/HER2- breast cancer (BR) who received the 300 mg dose showed prolonged stable disease, including one patient that sustained >95% reduction in PIK3CAH1047R ctDNA and remains on treatment for more than seven months.

Pre-Clinical Data

Preclinical in vivo data show that OKI-219 used in combination with standard-of-care therapies for mutant-selected solid tumors, including breast cancers, showed potent anti-tumor activity with excellent tolerability at doses well above those needed for tumor regressions in those models. Specifically, OKI-219 shows strong combination activity in doublet with SERDs and in triplet with SERD + CDK4/6 inhibitors. Additional preclinical combination studies are ongoing.

Pipeline Progress

OnKure is actively pursuing multiple additional early-stage discovery programs that target oncogenic mutations of PI3Kα. The Company has broadened the expectations of its next-generation program beyond PI3KαH1047mutations to target all the most common PI3Kα mutations (i.e., H1047R, E545K, and E542K). The Company expects to announce a pan-mutant development candidate in the first half of 2025. Additionally, the Company is developing a highly selective allosteric inhibitor molecule specifically targeting the PI3Kα E545K and E542K mutations (a/k/a helical domain mutations or e-mutants) and expects to announce a development candidate in 2026.

Forward Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding the potential of, and expectations and plans regarding, the Company’s product candidates and programs, including OKI-219; the timing of data release for the ongoing clinical trial of OKI-219; and the Company’s ability to advance additional programs, including the Company’s discovery programs and the timing of announcement of development candidates for such programs. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the Company’s limited operating history; the significant net losses incurred since inception; the ability to raise additional capital to finance operations; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, the Company’s product candidates; the outcome of preclinical testing and early clinical trials for the Company’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements and the potential that the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials; the Company’s limited resources; the risk of adverse events, toxicities or other undesirable side effects; potential delays or difficulties in the enrollment or maintenance of patients in clinical trials; the decision to develop or seek strategic collaborations to develop the Company’s current or future product candidates in combination with other therapies and the cost of combination therapies; the Company’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the substantial competition the Company faces in discovering, developing, or commercializing products; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of the Company to protect its intellectual property and proprietary technologies; the scope of any patent protection the Company obtains or the loss of any of the Company’s patent protection; developments relating to the Company’s competitors and its industry, including competing product candidates and therapies; reliance on third parties, contract manufacturers, and contract research organizations; legislative, regulatory, political and economic developments and general market conditions; and other risks. Information regarding the foregoing and additional risks may be found in the section titled “Risk Factors” in documents that the

Company files from time to time with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed on November 7, 2024, the final 424B3 proxy statement/prospectus filed with the SEC on August 26, 2024, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 10, 2024.

99.2	Presentation, dated December 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONKURE THERAPEUTICS, INC.

Date:	December 10, 2024	By:	/s/ Jason Leverone
Name: Jason Leverone Title: Chief Financial Officer